EXHIBIT 10.1




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                          SECURITIES PURCHASE AGREEMENT

                                      among

                             3D SYSTEMS CORPORATION

                                       and

                       THE PURCHASERS LISTED ON SCHEDULE I


                        DATED AS OF __________ __, 2003








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                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (this "AGREEMENT") is dated as of ___ __, 2003 by and among 3D Systems Corporation, a Delaware corporation (the "COMPANY") and the various purchasers identified and listed on SCHEDULE I hereto (each referred to herein as a "PURCHASER" and, collectively, the "PURCHASERS.")

     WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the "COMMISSION") under Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES ACT"); and

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to acquire from the Company, up to 2,670,000 shares of the Company's Series B Convertible Preferred Stock, par value $.001 per share (the "PREFERRED STOCK").

     NOW THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter, the Company and the Purchasers hereby agree as follows:

SECTION 1. PURCHASE OF PREFERRED STOCK

     1.1 PURCHASE AND SALE. On the Closing Date (as defined below), subject to the terms and conditions set forth herein, the Company shall issue and sell to each Purchaser, and each Purchaser, severally and not jointly, shall purchase from the Company, the number of shares of Preferred Stock set forth opposite the name of such Purchaser on SCHEDULE I hereto, for the aggregate purchase price set forth opposite the name of such Purchaser on SCHEDULE I hereto. The Preferred Stock shall have the respective rights, preferences and privileges set forth in the Certificate of Designation (the "CERTIFICATE OF DESIGNATION") in the form of Exhibit A annexed hereto.

     1.2 PURCHASE PRICE. The per share Purchase Price of the Preferred Stock shall be equal to $6.00 per share.

     1.3 TRANSACTIONS AT THE CLOSING. The closing of the purchase and sale of the Preferred Stock (the "CLOSING") shall take place at the offices of Akin Gump Strauss Hauer & Feld, L.L.P., 2029 Century Park East, Los Angeles, California 90067, or by facsimile transmission and/or overnight courier as soon as possible after the date hereof or such later date or different location as the parties shall agree (the "CLOSING DATE"). At the Closing:

     (a) each Purchaser shall deliver, as directed by the Company, its portion of the Purchase Price, for the Preferred Stock set forth next to its name on
SCHEDULE I hereto, in the form of U.S. dollars in immediately available funds to an account or accounts designated in writing by the Company;


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     (b) the Company shall deliver to each Purchaser a certificate(s)
representing the shares of Preferred Stock purchased by such Purchaser as set forth opposite its name on SCHEDULE I hereto.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to each of the Purchasers:

     2.1 ORGANIZATION AND QUALIFICATION. The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware, with requisite corporate power and authority to own its properties and conduct its business as presently conducted. The Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business require such qualification, except where the failure to be so qualified would not have a material adverse effect on transactions contemplated by this Agreement or the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries (as defined in Section 2.2 below), taken as a whole (hereinafter, a "MATERIAL ADVERSE EFFECT").

     2.2 SUBSIDIARIES. Except with respect to 3D Systems Japan K.K. and as otherwise set forth in the SEC Documents (as defined in Section 2.8), the Company does not presently own, directly or indirectly, a majority of the stock or other equity interests in any entity (each, a "SUBSIDIARY"). Each Subsidiary of the Company has been duly incorporated, formed, or organized, and is validly existing, in good standing under the laws of the jurisdiction of its incorporation, formation, or organization, with corporate power and authority to own its properties and conduct its business as presently conducted except where the failure to be in good standing would not have a Material Adverse Effect. All of the issued and outstanding capital stock of each Subsidiary of the Company has been duly authorized and validly issued and is fully paid and non-assessable and except as disclosed in the SEC Documents, is owned of record by the Company, or a Subsidiary of the Company, free and clear of any lien, charge, security interest, encumbrance or claim (collectively, "LIENS").

     2.3 CAPITALIZATION. Prior to the consummation of the transactions contemplated by this Agreement, the Company has an authorized capitalization consisting of: (i) 25,000,000 shares of common stock, $.001 par value, (the "COMMON STOCK") of which 12,734,210 shares are issued and outstanding and (ii) 5,000,000 shares of preferred stock, $.001 par value, of which no shares are issued and outstanding. All such outstanding shares have been duly authorized and validly issued and are fully paid and non-assessable.

     2.4 AUTHORIZATION; VALIDITY AND ISSUANCE OF PREFERRED STOCK. The Preferred Stock has been, or prior to the Closing will be, duly authorized and when issued and sold pursuant to the terms of this Agreement, will be, validly issued, fully paid and non-assessable and will be free and clear of all Liens, other than Liens that were created by the Purchasers and restrictions on transfer imposed by this Agreement, the Securities Act and applicable state securities laws. The shares of Common Stock issuable upon conversion of the Preferred Stock (the "UNDERLYING SHARES") have been, or prior to the Closing will be, duly reserved for issuance upon conversion of the Preferred Stock and, when so issued, will be duly authorized, validly issued, fully paid and non-assessable, free and clear of all Liens, other than Liens created by the


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Purchasers and restrictions on transfer imposed by this Agreement the Securities
Act and applicable state securities laws.

     2.5 CONSENTS AND APPROVALS. No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Preferred Stock by the Company, other than: (i) the filing of a Form D with the Commission under the Securities Act, (ii) the filing of a registration statement with the Commission, which shall be filed in accordance with the terms of this Agreement, (iii) the application(s) or any letter(s) acceptable to The Nasdaq Stock Market's National Market ("NASDAQ") for the listing or quoting of the Underlying Shares with Nasdaq (and with any other national securities exchange or market on which the Common Stock is then traded, listed or quoted), (iv) any filings, notices or registrations under applicable state securities laws and (v) the filing of the Certificate of Designation with the Secretary of State of the State of Delaware.

     2.6 AUTHORIZATION; ENFORCEABILITY. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been or, prior to the Closing will be, duly authorized by all necessary corporate action and no further action will be required by the Company, the Board of Directors (the "BOARD") or the Company's stockholders in connection therewith. The Company has full corporate power and authority to issue, sell and deliver the Preferred Stock and the Underlying Shares pursuant to this Agreement. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application, and except that rights to indemnification and contribution may be limited by federal or state securities laws or public policy relating thereto.

     2.7 CONFLICTING AGREEMENTS AND OTHER MATTERS. The execution, delivery and performance by the Company of this Agreement and compliance by the Company with the terms and provisions hereof and the issuance of the Preferred Stock by the Company, does not materially violate any provision of any law, rule or regulation, order, writ, judgment, decree, determination or award to which the Company is a party or by which the Company is bound, or conflict with or result in a breach of, the Certificate of Incorporation or bylaws of the Company.

     2.8 SEC DOCUMENTS. The Company has made available to representatives of the Purchaser all registration statements, proxy statements and other statements, reports, schedules, forms and other documents filed by the Company with the Commission since January 1, 2000, including copies of all the exhibits included or referenced therein (the "SEC DOCUMENTS"). Except as disclosed in the SEC Documents, all statements, reports, schedules, forms and other documents required to have been filed by the Company with the Commission since January 1, 2000 have been so timely filed.


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     2.9 COMMITMENT. US Bank National Association has, or prior to the Closing will have, executed and delivered to the Company, a written commitment waiving compliance by the Company with each financial covenant in the Company's loan agreement up to and including September 30, 2003; subject to the receipt by the Company on or before September 30, 2003 of a commitment letter to refinance all the outstanding obligations under the existing loan agreement from a qualified lending institution, the waiver will be extended to the earlier of (a) December 31, 2003; or (b) the expiration date of such commitment letter.

     2.10 PARTICIPATION BY AFFILIATES. Members of the Board and/or officers of the Company, or their respective affiliates, will be Purchasers in the offering contemplated by this Agreement and have, or prior to the Closing will have, committed to purchase an aggregate amount of at least $5.0 million of Preferred Stock concurrent with the Closing hereunder.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each of the Purchasers, severally and not jointly, hereby represents and warrants to the Company (as to itself) as follows:

     3.1 ORGANIZATION AND STANDING; AUTHORITY. Such Purchaser is a corporation or a limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation and has the requisite power and authority corporate or otherwise to enter into and perform its obligations under this Agreement. Such Purchaser's purchase of the Preferred Stock hereunder has been duly authorized by all necessary action on the part of such Purchaser. The execution, delivery and performance by such Purchaser of this Agreement has been duly authorized by all necessary action on behalf of such Purchaser, and this Agreement has been duly executed and delivered by such Purchaser. This Agreement constitutes the valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent any indemnification provisions may be limited by applicable federal or state securities laws. The execution, delivery and performance of this Agreement and compliance by such Purchaser with the terms and provisions hereof, does not materially violate any provision of any law, rule or regulation, order, writ, judgment, decrees, determination or award to which the Purchaser is a party or by which the Purchaser is bound.

     3.2 INVESTMENT INTENT. This Agreement is made with such Purchaser in reliance upon such Purchaser's express representation to the Company that the Preferred Stock will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Preferred Stock or the Underlying Shares. The Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to such Person with respect to any of the Preferred Stock or the Underlying Shares. "PERSON" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture or limited liability company, joint stock company, government or other entity of any kind.


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     3.3 PURCHASER STATUS. At the time such Purchaser was offered the Preferred
Stock, and on the Closing Date, such Purchaser: (i) was an "accredited investor" as defined in Rule 501 under the Securities Act and (ii) either alone or together with its representatives, had such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Preferred Stock. 3.4 RELIANCE. Such Purchaser understands and acknowledges that: (i) the Preferred Stock is being offered and sold to such Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act or Regulation D promulgated thereunder and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the representations set forth in this SECTION 3 and such Purchaser hereby consents to such reliance.

     3.5 INFORMATION. Such Purchaser and its advisors or representatives, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Stock which have been requested by such Purchaser or its advisors. Such Purchaser and its advisors or representatives, if any, have been afforded the opportunity to ask questions of the Company. Such Purchaser understands that its investment in the Preferred Stock involves a significant degree of risk.

     3.6 GOVERNMENTAL REVIEW. Such Purchaser understands that no United States federal or state agency or authority or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Preferred Stock.

     3.7 RESIDENCY. Such Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser's name on SCHEDULE II hereto.

     3.8 RESTRICTED SECURITIES. Purchaser understands that the shares of Preferred Stock and the Underlying Shares are "restricted securities" under the federal securities laws because they are being acquired or will be acquired from the Company in a transaction not involving a public offering and that under such laws the shares of Preferred Stock and the Underlying Shares may be resold without registration under the Securities Act and applicable state securities laws only in certain limited circumstances. In this regard, Purchaser represents that it is familiar with Rule 144, as promulgated under the Securities Act ("RULE 144"), and understands the resale limitations imposed thereby and by the Securities Act.

SECTION 4. TRANSFER RESTRICTIONS; LEGENDS.

     4.1 TRANSFER RESTRICTIONS. If any Purchaser should decide to transfer or dispose of the Preferred Stock or the Underlying Shares held by it, such Purchaser understands and agrees that it may do so only pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from the registration requirements of the Securities Act. In connection with any transfer or disposition of any Preferred Stock or Underlying Shares other than pursuant to an effective registration statement, the Company may require the transferor thereof to provide to the Company a written opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and




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substance of which opinion shall be customary for opinions of counsel in comparable transactions, to the effect that such transfer or disposition does not require registration of such transferred securities under the Securities Act; PROVIDED, HOWEVER, that if the Preferred Stock or Underlying Shares may be sold pursuant to Rule 144(k), no written opinion of counsel shall be required from the Purchaser if such Purchaser provides reasonable assurances that such security can be sold pursuant to Rule 144(k).

     4.2 LEGEND. Each Purchaser agrees to the imprinting of the following legend on the Preferred Stock and the Underlying Shares:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

The Company agrees that it will provide each Purchaser, upon request, with a certificate or certificates representing the Preferred Stock or the Underlying Shares, free from such legend at such time as such legend is no longer required.

SECTION 5. REGISTRATION STATEMENT FILING

     5.1 REGISTRATION PROCEDURES. The Company is obligated to do the following:

     (a) No later than 60 days (the "FILING DEADLINE") after the date the Company files with the Commission its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "10-K FILING DATE"), the Company shall prepare and file with the Commission one or more registration statements (collectively, the "REGISTRATION STATEMENT") on Form S-1 (or if the Company is then eligible, on another appropriate form) in order to register with the Commission the resale by each Purchaser, from time to time, of the Underlying Shares (the "REGISTRABLE SECURITIES") through Nasdaq or the facilities of any national securities exchange on which the Common Stock is then traded, or in privately negotiated transactions. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective as soon thereafter as possible, but in any event on or before the earlier to occur of (x) ten (10) days following receipt from the Commission of a "no review" status with respect to the Registration Statement, and (y) one hundred eighty days (180) following the 10-K Filing Date.

     (b) Not less than two business days prior to the filing of a Registration Statement or any prospectus contained in a Registration Statement (a "PROSPECTUS") or any amendment or supplement thereto (but in such case, only if such amendment or supplement contains material changes with respect to the information provided to the Company with respect to such Purchaser or such Purchaser's Plan of Distribution), the Company shall, (i) furnish to such Purchaser for its review copies of all such documents proposed to be filed; (ii) cause its



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officers and directors, counsel and independent certified public accountants to respond to reasonable inquiries of such Purchaser; and (iii) notify such Purchaser in writing of the information the Company requires from the Purchaser, if any, to be included in the Registration Statement.

     (c) The Company shall (i) prepare and file with the Commission (x) such amendments and supplements to each Registration Statement and the Prospectus used in connection therewith, and (y) such other filings required by the Commission, and (ii) take such other actions, in each case as may be necessary to keep the Registration Statement continuously effective and so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, until the earlier of (A) the date that each Purchaser has completed the distribution related to the Registrable Securities, or (B) two years from the effective date of the Registration Statement.

     (d) Furnish to the Purchaser with respect to the Registrable Securities registered under the Registration Statement such number of copies of the Registration Statement and Prospectus (including supplemental prospectuses) and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Purchaser.

     (e) Notify the Purchaser as promptly as reasonably possible (i) (A) when the Commission notifies the Company whether there will be a "review" of a Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any written request by the Commission for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any written notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement, such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (f) File documents required of the Company for normal blue sky clearance in states reasonably specified in writing by a Purchaser prior to the effectiveness of the



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Registration Statement, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

     (g) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption therefrom) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable date.

     (h) Cooperate with the Purchaser to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold, transferred or otherwise disposed of under the Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Purchaser may reasonably request.

     (i) Cause all such Registrable Securities registered pursuant hereto to be listed on Nasdaq and each other securities exchange on which the Common Stock is then listed.

5.2  TRANSFER OF SHARES AFTER REGISTRATION; SUSPENSION; DAMAGES.

     (a) The Purchaser agrees (i) that it will not sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to the Registrable Securities or otherwise take an action that would constitute a sale within the meaning of the Securities Act, other than transactions exempt from the registration requirements of the Securities Act, except as contemplated in the Registration Statement referred to in Section 5.1 and as described below,
(ii) that it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Purchaser, that the Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities and any other shares of Common Stock held by it and the intended method of disposition of the Registrable Securities held by it as shall be required to effect the registration of such Registrable Securities, (iii) that it shall execute such documents in connection with such registration, that are customary for resale registration statements, as the Company may reasonably request, (iv) to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder (or amendment or supplement thereto), unless the Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement and (v) that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution. Any delay of a Purchaser in taking the actions set forth in clauses (ii), (iii), (iv) and (v) of this Section 5.2(a) shall be deemed a "PURCHASER DELAY" for purposes of this Agreement.

     (b) Subject to paragraph (c) below, in the event: (i) of any request by the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;
(iii) of the receipt by the Company of any notification with respect to the suspension of the




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qualification or exemption from qualification of any of the Registrable
Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Purchaser (the "SUSPENSION NOTICE") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Purchaser will refrain from selling any Registrable Securities pursuant to the Registration Statement (a "SUSPENSION") until the Purchaser's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company and, if applicable, declared effective by the Commission, or until it is advised in writing by the Company that the current Prospectus may be used. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable but in any event within forty-five (45) days after delivery of a Suspension Notice to the Purchaser. In addition to and without limiting any other remedies available to the Purchaser, the Purchaser shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 5.2(b).

     (c) Notwithstanding the foregoing paragraphs of this Section 5.2, the Purchaser shall not be prohibited from selling Registrable Securities under the Registration Statement as a result of Suspensions on more than two occasions of not more than forty-five (45) days each and not more than ninety (90) days in the aggregate, in any twelve month period.

     (d) Provided that a Suspension in accordance with paragraphs (b) and (c) of this Section 5.2 is not then in effect, the Purchaser may sell Registrable Securities under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Registrable Securities. Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to the Purchaser and to any other parties requiring such Prospectuses.

     (e) If a Registration Statement covering all of the Registrable Securities has not been declared effective by the Commission on or prior to the first anniversary of the Closing Date (the "EFFECTIVENESS DEADLINE"), then the dividend rate applicable to the Preferred Stock shall be increased pursuant to the terms of the Certificate of Designation; provided, however, that the Purchaser shall not be entitled to an increase in the dividend rate with respect to any Registrable Securities previously sold or then eligible to be sold within a three (3) month period without compliance with the registration requirements of the Securities Act under Rule 144 of the Securities Act. Notwithstanding anything in this Agreement to the contrary, the Filing Deadline and the Effectiveness Deadline shall be tolled to the extent of any delays caused solely by any Purchaser Delay.


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     5.3 EXPENSES OF REGISTRATION. Except as specifically provided herein, all expenses incurred by the Company in complying with SECTION 5 hereof, including, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, fees and the expense of any special audits incident to or required by any such registration shall be borne by the Company. All underwriting discounts and selling commissions applicable to a sale incurred in connection with any registration hereunder shall be borne by the Purchaser.

     5.4 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this SECTION 5 may be assigned (but only with the related obligations) by the Purchaser, provided (i) each transfer to each transferee or designee involves (x) not less than one hundred thousand (100,000) shares of Preferred Stock or Underlying Shares, or (y) an affiliate, partner, former partner or successor of the Purchaser, (ii) the Company is, within two business days after such transfer, furnished with written notice of the name and address of such transferee or assignee, (iii) such transferee or assignee agrees in writing to assume the obligations of this SECTION 5 and (iv) such assignment shall be effective only if immediately following such transfer the further disposition of such shares by the transferee or assignee is restricted under the Securities Act.

     5.5 RULE 144 REPORTING. With a view to making available to the Purchaser the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

     (a) Make and keep public information available, as those terms are understood and defined in Rule 144 or any successor rule promulgated under the Securities Act; and

     (b) File with the Commission, in a timely manner, all reports and other documents required of the Company under the Exchange Act.

     5.6 TERMINATION OF REGISTRATION RIGHTS. The Company's obligations pursuant to this SECTION 5 shall terminate with respect to each Purchaser upon the earlier of (a) the date that such Purchaser has completed the distribution related to its Registrable Securities, or (b) the second anniversary of the Closing Date. Following a termination of the Company's obligations pursuant to the preceding sentence with respect to each Purchaser, any Underlying Shares held by such Purchaser shall not be deemed to be "Registrable Securities" thereafter, and the obligations of the Purchaser pursuant to this SECTION 5 shall also terminate.

     5.7 INDEMNIFICATION. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, the Purchaser, its officers, directors and employees and each person who controls the Purchaser (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses ("DAMAGES") caused by any untrue or alleged untrue statement of a material fact contained in the Registration Statement or prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Purchaser expressly for use therein. Each Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and its directors, officers and employees and each person who controls the Company (within the meaning of the Securities Act) against all Damages to the same extent as the foregoing indemnity from the Company to each Purchaser, but only with respect to any such information furnished in writing by such Purchaser expressly for use therein. Promptly after receipt by the Purchaser of notice of the commencement of any action (including any governmental action), the Purchaser will, if a claim in respect thereof is to be made against the Company under this Section 5.7, notify the Company in writing of the commencement thereof and the Company shall have the right to participate in, and, to the extent the Company so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that the Purchaser shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the Company, if representation of the Purchaser by the counsel retained by the Company would be inappropriate due to actual or potential conflict of interest between the Purchaser and any other party represented by such counsel in such proceeding. The failure to notify the Company within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve the Company of any liability to the Purchaser under this Section 5.7 but the omission so to notify the Company will not relieve it of any liability that it may have to the Purchaser otherwise than under this Section 5.7.

SECTION 6. Miscellaneous.

     6.1 EXPENSES. Other than as provided in SectionSECTION 5, each party hereto will pay its own expenses in connection with the transactions contemplated hereby.

     6.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Except as otherwise provided herein, all agreements, covenants, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated herein.

     6.3 NOTICES. Any notices, consents, waivers or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been received: (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if received by 5:00 p.m. pacific time where such notice is to be received), or the first business day following such delivery (if received after 5:00 p.m. pacific time where such notice is to be received) or (b) one (1) business day following the date of deposit with a nationally recognized overnight courier, fully prepaid, addressed to such address or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications are:

               If to the Company:

               3D Systems Corporation
               26081 Avenue Hall
               Valencia, California 91355
               Telephone:  661.295.5600
               Facsimile:  661.295. 7966
               Attention:  General Counsel

          If to a Purchaser, to the address set forth below such Purchaser's name on Schedule II hereof.

     6.4 ENTIRE AGREEMENT. This Agreement, together with the Exhibits and Schedules hereto and the Certificate of Designation, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

     6.5 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and Purchasers holding a majority of the then outstanding shares of Preferred Stock, or, in the case of a waiver, by the party against whom a waiver of any such provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     6.6 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures delivered by telecopy shall be considered for all purposes to be the same as original signatures.

     6.7 SEVERABILITY. If any provision of this Agreement is held by final judgment of a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalid, illegal or unenforceable provision shall be severed from the remainder of this Agreement, and the remainder of this Agreement shall be enforced. In addition, the invalid, illegal or unenforceable provision shall be deemed to be automatically modified, and, as so modified, to be included in this Agreement, such modification being made to the minimum extent necessary to render the provision valid, legal and enforceable.

     6.8 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     6.9 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of Los Angeles, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT THAT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     6.10 FURTHER ASSURANCES. Each party to this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be necessary to appropriately carry out the intent and purposes of this Agreement and to consummate the transactions contemplated. Each party will use its good faith efforts to carry out and comply with the provisions of this Agreement.

     6.11 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the permitted respective successors, assigns, heirs, executors and administrators of the parties hereto.

                                 SIGNATURE PAGE
                                       TO
                          SECURITIES PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the Company and each Purchaser have executed this Securities Purchase Agreement as of the day and year first above written.

                                       THE COMPANY

                                       3D SYSTEMS CORPORATION


                                       By:
                                          -------------------------------------


                                       Printed Name:
                                                    ---------------------------

                                       Title:
                                             ----------------------------------


                                       PURCHASER


                                       By:
                                          -------------------------------------

                                   SCHEDULE I


                            NUMBER OF SHARES OF
                           PREFERRED STOCK TO BE       AGGREGATE PURCHASE PRICE
NAME OF PURCHASER               PURCHASED                FOR PREFERRED STOCK
-----------------          ---------------------       ------------------------

                                   SCHEDULE II


    NAME OF PURCHASER         ADDRESS OF PURCHASER
-------------------------     --------------------   --------------------------

                                    EXHIBIT A

                       SERIES B CERTIFICATE OF DESIGNATION




                                    Page 1